Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets

9. Goodwill and Other Intangible Assets

The change in the net carrying amount of goodwill for the years ended December 31, 2015 and 2014 by segment is as follows (in thousands):

	Steel Mills	Steel Products	Raw Materials	Total
Balance, December 31, 2013	$495,897	$774,486	$703,225	$1,973,608
Acquisitions	98,505	—	—	98,505
Translation	—	(30,112)	—	(30,112)
Other	—	311	26,352	26,663

Balance, December 31, 2014	594,402	744,685	729,577	2,068,664
Translation	—	(53,618)	—	(53,618)
Other	(3,768)	—	—	(3,768)

Balance, December 31, 2015	$590,634	$691,067	$729,577	$2,011,278

The majority of goodwill is not tax deductible.

Goodwill increased by $26.4 million in the third quarter of 2014 due to a correction of deferred taxes related to purchase accounting for the acquisition of The David J. Joseph Company in 2008. This correction did not have an impact on the consolidated statements of earnings, consolidated statements of comprehensive income or the consolidated statements of cash flows in the year of correction or any prior period. Also, this correction had no impact on the results of the goodwill impairment assessments performed in prior periods and is not material to the year of correction or any prior period.

Intangible assets with estimated useful lives of 5 to 22 years are amortized on a straight-line or accelerated basis and are comprised of the following (in thousands):

	December 31, 2015		December 31, 2014
	Gross Amount	Accumulated Amortization	Gross Amount	Accumulated Amortization
Customer relationships	$1,185,299	$517,817	$1,199,942	$454,353
Trademarks and trade names	155,864	57,756	158,584	48,356
Other	23,025	17,943	22,823	16,547

	$1,364,188	$593,516	$1,381,349	$519,256

Intangible asset amortization expense was $74.3 million in 2015 ($72.4 million in 2014 and $74.4 million in 2013). Annual amortization expense is estimated to be $70.9 million in 2016, $68.7 million in 2017, $65.9 million in 2018, $63.4 million in 2019 and $61.0 million in 2020.

The Company completed its annual goodwill impairment testing as of the first day of the fourth quarters of 2015, 2014 and 2013 and concluded that as of such dates there was no impairment of goodwill for any of its reporting units. We do not believe there are any reporting units at significant risk of goodwill impairment in the next twelve months. However, assumptions in estimating reporting unit fair values are subject to a high degree of judgment and complexity. Changes in assumptions and estimates may affect the estimated reporting unit fair values and could result in impairment charges in future periods.

There are no significant historical accumulated impairment charges, by segment or in the aggregate, related to goodwill.